UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21185

T. Rowe Price Inflation Protected Bond Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2014

Item 1. Report to Shareholders

Inflation Protected Bond Fund	November 30, 2014

The views and opinions in this report were current as of November 30, 2014. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

U.S. Treasury inflation protected securities (TIPS) weakened in the six-month period ended November 30, 2014, as inflation remained subdued and inflation expectations softened amid a substantial and unexpected drop in global oil prices from their early-summer highs. Real (inflation-adjusted) yields rose among intermediate-term securities but were little changed among longer maturities. In the fixed rate Treasury market, long-term issues rallied as nominal yields declined—despite the Fed’s tapering and conclusion of monthly asset purchases—due to faltering growth around the world, and as investors favored attractive U.S. government bond yields versus sovereign debt yields in other developed countries. Short-term Treasury note yields, in contrast, increased slightly in anticipation of Federal Reserve rate hikes likely commencing sometime in mid-2015.

PERFORMANCE COMPARISON

Your fund returned -0.60% in the last six months. As shown in the Performance Comparison table, the fund performed in line with the Barclays U.S. TIPS Index and outperformed its Lipper peer group average.

What Rising Rates Mean for Bonds

After benefiting from a prolonged period of falling interest rates, many bond investors are concerned that a new era of rising rates is at hand. Whether this is so is far from certain—rates have defied the expectations of many by remaining very low even as the economy has improved, and they may stay below long-term averages for some time to come. Nevertheless, investors should be aware of the risks of investing in bonds, including the risk that interest rates will increase and weigh on bond prices.

Importantly, investors also need to understand that not all bonds or bond funds respond uniformly in such an environment. In particular, the duration of a bond or bond fund, which is tied in part to its maturity, provides important clues about how the asset will perform when rates change. Also, some bond sectors and bonds of varying quality are better insulated from rate changes and may even perform well as rates rise.

A bond fund's weighted average effective duration (shown in the Portfolio Characteristics table) is the most precise indicator of how the fund will respond to rising rates. If a bond fund has a duration of 5.3 years, for example, the fund's net asset value (NAV) would be expected to fall about 5.3% in value for every 1% rise in rates. Even this is only part of the picture, however—rising rates will also generally mean higher dividends per share as the fund invests in new, higher-yielding bonds. As a result, the fund's total return (change in NAV plus dividend income) is unlikely to fall as steeply as the duration indicates.

Generally, bond funds with a shorter weighted average maturity—in other words, those with holdings that come due sooner—have lower durations and should fare better than funds with longer average maturities when rates rise. This is because investors in the bonds will not be locked into lower yields, or coupon payments, for long. When shareholders are returned their principal, they can reinvest at a higher yield. Indeed, for investors in a bond fund with a low duration and weighted average maturity, higher rates can mean an increase in income potential.

Some bond sectors offer an added degree of protection from rising rates. Floating rate bonds invest in bank loans where the interest rate on the loan is periodically reset, meaning that investors face very little interest rate risk. However, the bank debt usually has a credit profile that is below investment quality, which means these bonds have greater exposure to default risk. Mortgage-backed securities typically fare better than other bonds of similar maturity when rates rise modestly, as fewer homeowners will refinance and pay off their loans early. The government has lately taken steps to encourage refinancing, however, which may cause some borrowers to pay off their loans even as rates rise.

In addition, lower-quality bonds with a price that is highly sensitive to the issuer's credit rating (shown in the Quality Diversification exhibit) may perform better as rates increase. Rising rates often accompany a strengthening economy, which can lead to credit upgrades for lower-rated issuers. Also, the higher yields offered by lower-quality bonds provide an additional cushion to total return if bond prices fall as interest rates increase. However, lower-quality bonds are generally exposed to greater credit risk than other bonds because the securities carry a higher risk of default.

The environment for inflation-indexed securities was generally unfavorable. Inflation-focused investment strategies tend to do well when current inflation is high, inflation expectations are increasing, and/or when real yields decline. Unfortunately, none of these was true in our reporting period. Headline inflation (as measured by a non-seasonally adjusted consumer price index for urban consumers) actually fell 0.73% in the six months ended November 30. While some of this decline reflects normal seasonal weakness, the overwhelming majority of it is attributed to the unexpected precipitous drop in energy prices. Also, inflation expectations collapsed, largely because of falling oil prices. The magnitude of oil’s decline since the summer has been quite surprising. In addition, real yields rose among short-term TIPS and were little changed among long-term TIPS. Despite this confluence of negative factors affecting our investment universe, we believe that the asset class is more attractively valued and that inflation over the long term is likely to be higher than the very low level the TIPS market is currently anticipating.

As of November 30, 2014, 91% of fund assets were invested in TIPS. The focus of this allocation was in longer-term TIPS, which offer positive real yields. Another reason we favored long-term TIPS is that inflation expectations reflected in this segment of the market tend to be less volatile than such expectations among shorter-term TIPS. Real rates rose the most among intermediate-term TIPS, so underweighting this market segment helped our relative performance in the last six months.

To augment the income we earn for investors, particularly in this environment of low inflation and low interest rates, we maintained an allocation to securities that are not indexed to inflation, such as investment-grade corporate bonds, asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). The maturities of these holdings were concentrated at the front end of the yield curve, where real yields on TIPS were negative. These securities outperformed comparable maturity TIPS during our reporting period, thus helping fund performance in a tough environment for U.S. inflation-linked securities.

By favoring long-term TIPS and short-term fixed rate securities and by minimizing exposure to intermediate-term TIPS whose real rates were below 0%, we structured the portfolio like a barbell. As mentioned above, the low exposure to intermediate-term issues helped our results as their real rates rose. However, the portfolio’s overall duration (a measure of its interest rate sensitivity) was shorter than that of the benchmark for much of the period. This portion of the fund under-yielded, or generated less income than, the long-term TIPS included in the benchmark.

A brief note about the fund’s income: You may have noticed that for much of the last six months, the fund has paid very little dividend income to shareholders. The fund’s SEC yield has been at or slightly below 0% for much of our reporting period. (Please see the Portfolio Characteristics table on page 7.) A major reason is that TIPS typically have lower yields than conventional Treasuries, whose yields are already very low. Falling consumer prices for the six-month period actually reversed inflation accretion as a source of income. Another factor is that when we calculate the fund’s yield, we do not adjust it for anticipated inflation. As we experienced, inflation fluctuates, and it cannot be projected into the future precisely enough to be included in the yield calculation. While some fund companies may choose to incorporate an inflation projection when calculating the yield on their inflation protected bond funds, we do not because we prefer to be conservative with our accounting practices.

To further diversify the portfolio and to benefit from inflation trends elsewhere, we periodically invest in non-U.S. inflation-indexed bonds. Also, through the limited use of forward currency exchange contracts, we sometimes gain exposure to (or buy) currencies that we believe will appreciate versus the U.S. dollar or another currency. We typically “fund” (or pay for) such exposure with currencies linked to economies where we believe higher relative inflation or inappropriate policies—both fiscal and monetary—increase the risk of currency weakness. In the last six months, our investments in Mexican, Canadian, and Brazilian inflation-linked bonds helped the fund’s performance. However, our unhedged exposure to the Mexican peso and, to a lesser extent, the Brazilian real and the Chilean peso—all of which declined against the dollar in our reporting period—detracted from our results.

ECONOMY AND INTEREST RATES

The U.S. economy continued its recovery over the last six months. Following a weather-related contraction in the first quarter of 2014, the economy gained strength and grew at an annualized real rate of 4.6% in the second quarter and 5.0% in the third quarter. For the year, we expect U.S. gross domestic product to be around 2.25%. The improving economy also helped the labor market as the unemployment rate declined to 5.8% in November. Meanwhile, amidst a slowing global economy and falling commodity prices, inflation has remained benign. The recent sharp decline in energy prices has helped solidify this trend.

Better economic data also allowed the Federal Reserve to cease its monthly purchases of Treasuries and agency mortgage-backed securities by the end of October. With quantitative easing no longer a factor, the market’s focus now turns to when the Fed may start to tighten monetary policy by raising short-term interest rates.

Nominal interest rates on conventional Treasury securities with longer-term maturities declined in the last six months, as shown in the Interest Rate Levels graph above. For example, the 10-year Treasury note yield—which was as high as 3.04% at the end of 2013—fell from 2.48% to 2.18% in the last six months, while five-year Treasury yields slipped from 1.54% to 1.49%. In contrast, real yields on 10-year TIPS actually rose 17 basis points, from 0.22% to 0.39% in that time frame, while real yields on five-year TIPS increased 44 basis points, from -0.46% to -0.02%. (One hundred basis points equal one percentage point.)

We can get a good idea of the market’s inflation expectations by comparing the yield of inflation protected and conventional Treasury securities with comparable maturities. For example, if a 10-year TIPS and a conventional 10-year Treasury note were both yielding 4.00%, we can assume that the inflation expectations over the next decade would be near zero. At the end of November, the difference between a 10-year TIPS yielding 0.39% and a conventional 10-year Treasury note yielding 2.18% was 179 basis points versus 226 basis points six months ago. Driven largely by concerns over slowing global growth, a strengthening U.S. dollar, and falling energy prices, this 47-basis-point narrowing quantifies the decline in long-term inflation expectations in our reporting period. For TIPS investors, an environment of falling long-term inflation expectations is difficult, as mentioned earlier. Unless actual inflation exceeds expectations, investors capture little from owning inflation protection relative to comparable Treasuries.

At the moment, we believe inflation protection is underpriced relative to comparable Treasuries at the long end of the yield curve because we believe actual inflation in the years ahead will be higher than what the market currently expects. The consumer price index (CPI), which is the basis of inflation adjustments to TIPS, increased just 1.3% in the 12 months through November 2014. This is below the Fed’s 2.0% long-term inflation target. However, the U.S. economy is still growing, wage growth is likely to continue picking up over time, and the recent drop in oil prices—according to T. Rowe Price’s chief economist—is a net positive for the economy, as the U.S. is still a net importer of oil and petroleum products, and lower energy costs will benefit consumers. While falling energy prices will likely continue to cause near-term volatility in the TIPS market, we believe that oil prices will eventually stabilize and that cheaper energy costs will have a stimulative impact on the economy. In turn, stronger growth could lead to firming inflation down the road—but in the near term, inflation readings are likely to be weak.

With real yields on five-year TIPS still below 0% at the end of our reporting period, investors remain willing to pay a small premium to receive inflation protection over the next five years. As for longer maturities, the low positive 10-year TIPS real yield reflects a fairly muted economic growth outlook. We would expect TIPS to remain in a challenging environment if the economic recovery accelerates unexpectedly or if the general level of interest rates moves sharply higher.

PORTFOLIO STRATEGY

Our sector weights were little changed in the last six months. As of November 30, 2014, 91% of fund assets were invested in TIPS. Most of the remaining assets were invested opportunistically in other fixed income sectors, such as investment-grade corporate bonds, ABS, agency mortgage-backed securities (MBS), CMBS, and nondollar-denominated bonds, in an attempt to diversify the portfolio, reduce its volatility, increase its income, and capitalize on currency and interest rate trends in certain countries.

The portfolio’s duration declined from 6.7 years to 6.2 years in the last six months, as shown in the Portfolio Characteristics table. This is a neutral posture versus the Barclays benchmark overall, but as discussed below, the portfolio is structured to reflect our belief that real rates are more likely to rise than fall as the economy strengthens and as the Fed pursues a tighter monetary policy.

With real rates around 0%, valuations among intermediate-term securities are somewhat stretched, and we believe they have the greatest risk of price declines as the Fed normalizes its monetary policy. In contrast to long-term Treasury yields, nominal two- and three-year yields have risen slightly over the last six months, which is not unusual in the months prior to the onset of a monetary tightening cycle.

We maintained a barbelled portfolio structure, as discussed earlier, by emphasizing short-term securities, consisting mainly of fixed rate bonds maturing in two years or less, and long-term securities, consisting mainly of TIPS maturing in 10 years or more. As a result, we are underweighting intermediate-term securities, which we feel are most vulnerable to adverse price movements when the Fed does begin to normalize rates.

At present, the TIPS market is pricing in continued low inflation. While U.S. inflation is likely to be muted in the near term amid lower oil prices, economic weakness in Japan and Europe, and decelerating growth in emerging economies—most notably China—we believe it will rise over time. The Federal Reserve has implemented highly stimulative policies since the 2008–2009 global financial crisis, and these have helped set the U.S. back on the path to sustainable economic growth. Moreover, even after the first Fed rate hike, highly stimulative policies will remain in place for a considerable time. The recent plunge in oil prices, as mentioned earlier, is also likely to stimulate the economy. Over time, economic growth absorbs spare capacity, which tends to lead to an increase in inflationary pressures. As inflation and nominal interest rates rise, TIPS should produce attractive returns relative to comparable fixed rate Treasuries. We expect to continue favoring longer-term TIPS holdings to take advantage of a steep real yield curve—the difference between real short-term and real long-term yields of a given type of security—and to benefit from positive real yields.

To augment income, we will maintain small positions in noninflation-linked securities with attractive yields. As credit spreads tightened and valuations of our out-of-benchmark holdings became stretched in the second quarter of 2014, we trimmed our positions in these securities and added to our TIPS holdings at what appeared to be more reasonable valuations. While TIPS valuations have become even more attractive since that time, ongoing headwinds in the market will lead us to be patient in making more additions.

At the end of November, we had about 3% of fund assets invested in securities linked to inflation in certain non-U.S. countries, such as Mexico and Canada. A few months ago, we eliminated our position in Chilean inflation-linked bonds following a period of favorable performance amid concerns that the currency would weaken. While the U.S. dollar is likely to continue strengthening versus other currencies in anticipation of higher short-term U.S. rates, we will keep looking for tactical opportunities to add exposure to non-U.S. bonds and/or currencies to take advantage of favorable inflation, interest rate, or currency trends in other countries.

OUTLOOK

The sharp decline in crude oil prices, which translates into lower gasoline and energy prices for consumers, is an important development for the economy and the financial markets, especially the TIPS market. At a minimum, it places any immediate concerns about higher headline inflation on the back burner and may continue to suppress the near-term performance of U.S. inflation-indexed securities.

Determining whether the recent change in the energy market is temporary or permanent will be critical. Even a temporary boost to U.S. economic growth prospects should ultimately include additional absorption of labor market slack. Such developments will continue to support underlying core-CPI (excluding energy and food) inflation, which is running just under 2%. Should the recent swoon in crude oil prices ultimately result in only modestly lower energy prices, positive economic fundamentals should persist, and attractive valuations in the form of low inflation hurdles would make longer-term TIPS very attractive.

A longer-lasting decline in energy prices, especially if it is the result of weaker global demand, would be more problematic. Lower energy prices alone are unlikely to deter the Fed’s resolve to begin removing its zero-interest-rate policy in 2015. Such a move would lift real rates without the prospect of accompanying higher inflation—an unfavorable mix for TIPS holders and a fear partly responsible for the weak TIPS market during 2013.

While there is much uncertainty about how global markets, investors, economies, and central banks will respond to recent developments in the months ahead, we will continue to take a longer-term view of the investment landscape, particularly as it pertains to inflation and the TIPS market. We will continue to favor TIPS in the longer part of the maturity spectrum, where real yields are positive and valuations for longer-term inflation protection are attractive. In addition, we will look for other investment opportunities to help diversify the portfolio and offset the risk of rising real yields. These include high-quality U.S. corporate bonds and other fixed income securities with yields that are attractive relative to nominal Treasuries and TIPS with comparable maturities. When appropriate, we will invest in non-U.S. inflation-linked securities and foreign currencies that have, in our opinion, the potential to appreciate.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Daniel O. Shackelford
Chairman of the fund’s Investment Advisory Committee

December 26, 2014

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN THE FUND

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price.

During periods of extremely low or negative interest rates, the fund may not be able to maintain a positive yield or yields on par with historical levels. However, because most of the fund’s holdings typically have an inflation adjustment feature, the fund should have less overall interest rate risk (but also a lower yield) than a traditional bond fund with a similar weighted average maturity.

When inflation is negative or concerns over inflation are low, the value and income of the fund’s investments in inflation-linked securities could fall and result in losses for the fund. During some extreme environments, the quoted yield-to-maturity on an inflation-linked security may be negative. This may reflect that the rate of inflation is anticipated to be higher than the quoted yield-to-maturity of the bond or that market participants are willing to pay a premium to receive inflation protection.

The fund’s investments in foreign securities may be adversely affected by political, social, and economic conditions overseas; reduced liquidity; or decreases in foreign currency values relative to the U.S. dollar.

GLOSSARY

Barclays U.S. TIPS Index: An unmanaged index that consists of inflation protected securities issued by the U.S. Treasury.

Basis point: One one-hundredth of a percentage point, or 0.01%.

Commercial mortgage-backed securities (CMBS): Bonds backed by loans on commercial rather than residential properties.

Consumer price index (CPI): A measure of the average change over time in the prices paid by urban consumers for a representative basket of goods and services.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a five-year duration would fall about 5% in response to a one-percentage-point rise in interest rates, and vice versa.

Gross domestic product: The total market value of all goods and services produced in a country in a given year.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

Nominal interest rate: The stated rate of interest offered by a fixed income security.

Real interest rate: The excess of the current interest rate over the current inflation rate.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Treasury inflation protected securities (TIPS): Income-generating bonds that are issued by the federal government and whose interest and principal payments are adjusted for inflation. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graph depicting the relationship between yields and maturity dates for a set of similar securities. These curves are in constant flux. One of the key activities in managing any fixed income portfolio is to study the trends reflected by yield curves.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

	6 Months Ended 11/30/14	Year Ended 5/31/14	5/31/13	5/31/12	5/31/11	5/31/10
NET ASSET VALUE						
Beginning of period	$ 12.61	$ 12.98	$ 13.49	$ 12.45	$ 11.82	$ 11.08
Investment activities						
Net investment income(1)	0.07(2)	0.24(2)	0.23(2)	0.38(2)	0.43(2)	0.38(2)
Net realized and unrealized gain / loss	(0.15)	(0.29)	(0.45)	1.08	0.48	0.58
Total from investment activities	(0.08)	(0.05)	(0.22)	1.46	0.91	0.96
Distributions						
Net investment income	–	(0.09)	(0.07)	(0.10)	(0.14)	(0.15)
Net realized gain	–	(0.23)	(0.22)	(0.32)	(0.14)	(0.07)
Total distributions	–	(0.32)	(0.29)	(0.42)	(0.28)	(0.22)
NET ASSET VALUE						
End of period	**$ 12.53**	**$ 12.61**	**$ 12.98**	**$ 13.49**	**$ 12.45**	**$ 11.82**

Ratios/Supplemental Data						
Total return(3)	**(0.60)%(2)**	**(0.29)%(2)**	**(1.75)%(2)**	**11.90%(2)**	**7.80%(2)**	**8.73%(2)**
Ratio of total expenses to average net assets	0.50%(2)(4)	0.50%(2)	0.50%(2)	0.50%(2)	0.50%(2)	0.50%(2)
Ratio of net investment income to average net assets	1.18%(2)(4)	1.97%(2)	1.67%(2)	2.91%(2)	3.53%(2)	3.33%(2)
Portfolio turnover rate	94.6%	28.5%	15.3%	7.0%	18.0%	11.2%
Net assets, end of period (in thousands)	$ 405,575	$ 348,306	$ 495,496	$ 548,467	$ 387,377	$ 335,378

(1) Per share amounts calculated using average shares outstanding method.

(2) Excludes expenses in excess of a 0.50% contractual expense limitation in effect through 9/30/16.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(4) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS ‡

(Amounts in 000s)

	Par/Shares	$ Value
CORPORATE BONDS 1.5%		
FINANCIAL INSTITUTIONS 0.6%		
Banking 0.6%		
Citigroup, 1.25%, 1/15/16	153	154
JPMorgan Chase, 1.35%, 2/15/17	500	501
Morgan Stanley, 1.75%, 2/25/16	1,300	1,313
Synchrony Financial, 1.875%, 8/15/17	215	216
Total Financial Institutions		2,184
INDUSTRIAL 0.9%		
Communications 0.3%		
Verizon Communications, 2.625%, 2/21/20 (1)	1,122	1,125
		1,125
Consumer Cyclical 0.3%		
Carnival, 1.20%, 2/5/16	520	520
CVS Caremark, 1.20%, 12/5/16	470	472
Walgreens Boots Alliance, 1.75%, 11/17/17	195	196
		1,188
Consumer Non-Cyclical 0.3%		
Thermo Fisher Scientific, 1.30%, 2/1/17	555	554
Whirlpool, 1.35%, 3/1/17	185	185
Wrigley, 1.40%, 10/21/16 (1)	515	518
		1,257
Energy 0.0%		
Cameron International, 1.15%, 12/15/16	155	154
		154
Total Industrial		3,724
Total Corporate Bonds (Cost $5,888)		5,908

ASSET-BACKED SECURITIES 1.7%

Car Loan 0.8%

AmeriCredit Automobile Receivables Trust Series 2014-2, Class B 1.60%, 7/8/19	230	230
Capital Auto Receivables Asset Trust Series 2014-1, Class A3 1.32%, 6/20/18	465	467
Capital Auto Receivables Asset Trust Series 2014-2, Class A3 1.26%, 5/21/18	950	954
Exeter Auto Receivables Trust Series 2014-2A, Class A 1.06%, 8/15/18 (1)	72	72
Ford Credit Floorplan Master Owner Series 2014-4, Class A1 1.40%, 8/15/19	590	592
Volkswagen Credit Auto Master Trust Series 2014-1A, Class A2 1.40%, 7/22/19 (1)	555	557
Wheels SPV Series 2014-1A, Class A2 0.84%, 3/20/23 (1)	200	200
World Omni Auto Lease Securitization Series 2014-A, Class A4 1.37%, 1/15/20	140	141
		3,213

Other Asset-Backed Securities 0.9%

CCG Receivables Trust Series 2014-1, Class A2 1.06%, 11/15/21 (1)	265	265
Diamond Resorts Owner Trust Series 2013-2, Class A 2.27%, 5/20/26 (1)	608	613
Diamond Resorts Owner Trust Series 2014-1, Class A 2.54%, 5/20/27 (1)	715	715

Elara HGV Timeshare Issuer Series 2014-A, Class A 2.53%, 2/25/27 (1)	400	400
Hilton Grand Vacation Trust Series 2014-AA, Class A 1.77%, 11/25/26 (1)	428	424
Marriott Vacation Club Owner Trust Series 2014-1A, Class A 2.25%, 9/20/31 (1)	176	176
MMAF Equipment Finance Series 2014-AA, Class A4 1.59%, 2/8/22 (1)	720	720
Sierra Receivables Funding Series 2014-3A, Class A 2.30%, 10/20/31 (1)	570	570
		3,883
Total Asset-Backed Securities (Cost $7,084)		7,096

NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 1.9%

Collateralized Mortgage Obligations 0.5%

Connecticut Avenue Securities Series 2014-C04, Class 1M1, CMO, ARM 2.105%, 11/25/24	555	555
Connecticut Avenue Securities Series 2014-C04, Class 2M1, CMO, ARM 2.255%, 11/25/24	290	290
Structured Agency Credit Risk Debt Notes Series 2014-HQ2, Class M1, CMO, ARM 1.605%, 9/25/24	644	642
Structured Agency Credit Risk Debt Notes Series 2014-HQ3, Class M1, CMO, ARM 1.805%, 10/25/24	517	517
		2,004

Commercial Mortgage-Backed Securities 1.4%

Banc of America Commercial Mortgage Series 2005-3, Class A3A 4.621%, 7/10/43	507	509
Citigroup Commercial Mortgage Trust Series 2014-GC25, Class A1 1.485%, 10/10/47	129	129
Commercial Mortgage PTC Series 2014-CR20, Class A1 1.324%, 11/10/47	237	237
Commercial Mortgage PTC Series 2014-LC17, Class A1 1.381%, 10/10/47	243	244
Credit Suisse Mortgage Capital Certificates Series 2006-C4, Class A3 5.467%, 9/15/39	1,509	1,598
JPMBB Commercial Mortgage Securities Series 2013-C14, Class A1 1.26%, 8/15/46	815	820
JPMBB Commercial Mortgage Securities Series 2014-C24, Class A1 1.539%, 11/15/47	134	134
JPMorgan Chase Commercial Mortgage Securities Series 2006-CB15, Class A4, ARM 5.814%, 6/12/43	799	844
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C11, Class A1 1.308%, 8/15/46	844	849
WF RBS Commercial Mortgage Trust Series 2014-C23, Class A1 1.663%, 10/15/57	142	143
WF RBS Commercial Mortgage Trust Series 2014-C24, Class A1 1.39%, 11/15/47	125	125
		5,632
Total Non-U.S. Government Mortgage-Backed Securities (Cost $6,635)		7,636

U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 0.1%

U.S. Government Obligations 0.1%

Government National Mortgage Assn.		
5.50%, 10/20/39	401	456
6.00%, 3/15 - 12/15/38	133	152
6.50%, 8/15/38	5	6
Total U.S. Government & Agency Mortgage-Backed Securities (Cost $564)		614

U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 91.2%

U.S. Treasury Obligations 91.2%

U.S. Treasury Inflation-Indexed Bonds, 0.75%, 2/15/42	4,356	4,181
U.S. Treasury Inflation-Indexed Bonds, 1.375%, 2/15/44	3,421	3,823
U.S. Treasury Inflation-Indexed Bonds, 2.00%, 1/15/26	26,084	30,261
U.S. Treasury Inflation-Indexed Bonds, 2.125%, 2/15/40 (2)	6,993	8,988
U.S. Treasury Inflation-Indexed Bonds, 2.125%, 2/15/41	2,456	3,178
U.S. Treasury Inflation-Indexed Bonds, 2.375%, 1/15/27	7,790	9,427
U.S. Treasury Inflation-Indexed Bonds, 3.375%, 4/15/32	40,330	57,616
U.S. Treasury Inflation-Indexed Notes, 0.125%, 4/15/16	17,766	17,877
U.S. Treasury Inflation-Indexed Notes, 0.125%, 4/15/17	4,545	4,602
U.S. Treasury Inflation-Indexed Notes, 0.125%, 4/15/18	95,299	96,297
U.S. Treasury Inflation-Indexed Notes, 0.125%, 4/15/19	11,215	11,285
U.S. Treasury Inflation-Indexed Notes, 0.125%, 7/15/22	20,075	19,896
U.S. Treasury Inflation-Indexed Notes, 0.125%, 7/15/24	27,925	27,262
U.S. Treasury Inflation-Indexed Notes, 0.375%, 7/15/23	16,932	17,008
U.S. Treasury Inflation-Indexed Notes, 0.625%, 1/15/24 (2)	57,045	58,159
Total U.S. Government Agency Obligations (Excluding Mortgage-Backed) (Cost $363,279)		369,860

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Operations

($000s)

	6 Months Ended 11/30/14
Investment Income (Loss)	
Income	
Interest	3,159
Dividend	1
Total income	3,160
Expenses	
Investment management	642
Shareholder servicing	289
Prospectus and shareholder reports	21
Custody and accounting	88
Registration	25
Legal and audit	10
Directors	1
Miscellaneous	6
Reductions of fees and expenses	
Investment management fees waived	(144)
Total expenses	938
Net investment income	2,222
Realized and Unrealized Gain / Loss	
Net realized gain (loss)	
Securities	10,332
Futures	(634)
Foreign currency transactions	340
Net realized gain	10,038
Change in net unrealized gain / loss	
Securities	(14,480)
Futures	(127)
Swaps	(184)
Other assets and liabilities denominated in foreign currencies	375
Change in net unrealized gain / loss	(14,416)
Net realized and unrealized gain / loss	(4,378)
DECREASE IN NET ASSETS FROM OPERATIONS	$ (2,156)

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Inflation Protected Bond Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on October 31, 2002. The fund seeks to provide inflation protection and income by investing primarily in inflation-protected debt securities.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date.

Income distributions are declared daily and paid monthly, except for distributions of inflation adjustments, if any, which are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

New Accounting Guidance In June 2014, FASB issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Financial futures contracts are valued at closing settlement prices and are categorized in Level 1 of the fair value hierarchy. Forward currency exchange contracts are valued using the prevailing forward exchange rate and are categorized in Level 2 of the fair value hierarchy. Swaps are valued at prices furnished by independent swap dealers or by an independent pricing service and generally are categorized in Level 2 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on November 30, 2014:

There were no material transfers between Levels 1 and 2 during the six months ended November 30, 2014.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended November 30, 2014, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value, as described in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral.

The following table summarizes the fair value of the fund’s derivative instruments held as of November 30, 2014, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the six months ended November 30, 2014, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-traded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount equal to a certain percentage of the contract value (margin requirement) and the margin requirement must be maintained over the life of the contract. Each clearing broker, in its sole discretion, may adjust the margin requirements applicable to the fund.

Derivatives, such as bilateral swaps, forward currency exchange contracts, and OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives) expose the fund to greater counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also provide collateral agreements. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs govern the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow net settlement in the event of contract termination and permit termination by either party prior to maturity upon the occurrence of certain stated events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty would allow the fund to terminate while a decline in the fund’s net assets of more than a certain percentage would allow the counterparty to terminate. Upon termination, all bilateral derivatives with that counterparty would be liquidated and a net amount settled. ISDAs typically include collateral agreements whereas FX letters do not. Collateral requirements are determined based on the net aggregate unrealized gain or loss on all bilateral derivatives with each counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is transferred the next business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash and currencies posted by the fund are reflected as cash deposits in the accompanying financial statements and generally are restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account by the fund’s custodian. As of November 30, 2014, securities valued at $123,000 had been posted by the fund to counterparties for bilateral derivatives. As of November 30, 2014, no collateral was pledged by counterparties to the fund for bilateral derivatives. As of November 30, 2014, securities valued at $205,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements relative to the U.S. dollar. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets, and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the six months ended November 30, 2014, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally between 2% and 5% of net assets.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the six months ended November 30, 2014, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 2% and 6% of net assets.

Options The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses options to help manage such risk. The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. Options are included in net assets at fair value; purchased options are included in Investments in Securities; and written options are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. In return for a premium paid, call and put options on futures give the holder the right, but not the obligation, to purchase or sell, respectively, a position in a particular futures contract at a specified exercise price. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; movements in the underlying security values and/or interest rates; and, for written options, potential losses in excess of the fund’s initial investment. During the six months ended November 30, 2014, the volume of the fund’s activity in options, based on underlying notional amounts, was generally between 0% and 2% of net assets.

Swaps The fund is subject to inflation risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; or to adjust portfolio duration and credit exposure. Swap agreements can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse (centrally cleared swap). Fluctuations in the fair value of a contract are reflected in unrealized gain or loss and are reclassified to realized gain or loss upon contract termination or cash settlement. Net periodic receipts or payments required by a contract increase or decrease, respectively, the value of the contract until the contractual payment date, at which time such amounts are reclassified from unrealized to realized gain or loss. For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms; unrealized gain on contracts and premiums paid are reflected as assets, and unrealized loss on contracts and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin). Accordingly, the value of a centrally cleared swap included in net assets is the unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities.

Zero-coupon inflation swaps are agreements to exchange cash flows, on the contract’s maturity date, based on the difference between a predetermined fixed rate and the cumulative change in the consumer price index, both applied to a notional principal amount for a specified period of time. Risks related to the use of zero-coupon inflation swaps include the potential for unanticipated movements in inflation rates, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

During the six months ended November 30, 2014, the volume of the fund’s activity in swaps, based on underlying notional amounts, was generally between 0% and 3% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Mortgage-Backed Securities The fund may invest in mortgage-backed securities (MBS or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the fund to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. MBS are sensitive to changes in economic conditions that affect the rate of prepayments and defaults on the underlying mortgages; accordingly, the value, income, and related cash flows from MBS may be more volatile than other debt instruments.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $13,324,000 and $11,961,000, respectively, for the six months ended November 30, 2014. Purchases and sales of U.S. government securities aggregated $396,913,000 and $337,843,000, respectively, for the six months ended November 30, 2014.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At November 30, 2014, the cost of investments for federal income tax purposes was $397,327,000. Net unrealized gain aggregated $7,390,000 at period-end, of which $10,323,000 related to appreciated investments and $2,933,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.05% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At November 30, 2014, the effective annual group fee rate was 0.29%.

The fund is also subject to a contractual expense limitation through September 30, 2016. During the limitation period, Price Associates is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.50%. The fund is required to repay Price Associates for expenses previously reimbursed and management fees waived to the extent its net assets grow or expenses decline sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of a reimbursement or waiver or, in any case, later than September 30, 2018. Pursuant to this agreement, management fees in the amount of $144,000 were waived during the six months ended November 30, 2014. Including these amounts, management fees waived in the amount of $702,000 remain subject to repayment by the fund at November 30, 2014.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended November 30, 2014, expenses incurred pursuant to these service agreements were $72,000 for Price Associates; $132,000 for T. Rowe Price Services, Inc.; and $42,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended November 30, 2014, the fund was allocated $11,000 of Spectrum Funds’ expenses, of which $8,000 related to services provided by Price. At period-end, the amount payable to Price pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At November 30, 2014, 17% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Inflation Protected Bond Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date January 16, 2015

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date January 16, 2015

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date January 16, 2015